Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
INVENTORIES

Note 9: - Inventories

	December 31,
	2022	2021
	U.S. Dollars in thousands
Finished products	$30,429	$36,270
Purchased products	4,754	6,251
Work in progress	12,276	8,082
Raw materials	21,326	16,820
Total Inventories	$68,785	$67,423

(1)	During the years 2022, 2021 and 2020, the Company recognized, as cost of revenues, an impairment for inventories carried at net realizable value totaled of $3,996 thousands, $2,982 thousands and $1,440 thousands, respectively.

(2)	The inventory balance as of December 31, 2022 includes $2,942 thousand of finished products and raw materials which were obtained as part of the business combination. Refer to Note 5b for further details